Offerings - Offering: 1	Oct. 01, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share
Amount Registered | shares	5,524,316
Proposed Maximum Offering Price per Unit | $ / shares	2.56
Maximum Aggregate Offering Price	$ 14,142,249
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,953.05